Inventories	12 Months Ended
Dec. 31, 2025
Disclosure of Inventories [Abstract]
Inventories
7.	Inventories
As of December 31, this caption includes the following:

In thousands of soles	2025	2024	2023
Medicines	120,812	100,398	101,970
Medical supplies	35,689	38,550	21,563
Supplies and packaging	8,297	4,816	6,988

	164,798	143,764	130,521

In 2025, 2024 and 2023, inventories of S/ 1,143,319 thousand, S/ 1,143,359 thousand and S/ 1,022,220 thousand, respectively, were recognized as an expense during these years and included in cost of sales and services.
As of December 31, 2025, and 2024 the Group has recognized an impairment of inventories for S/ 668 thousand, and S/ 419 thousand, respectively. As of December 31, 2023, the Group has recognized a reversal for impairment of inventories for S/ 1,927 thousand.